AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2007.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

File No. 333-115049

File No. 811-09931

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 2

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 POST-EFFECTIVE AMENDMENT NO. 9

THE PRAIRIE FUND

(Exact Name of Registrant as Specified in Charter)

801 41st Street, Suite 210, Miami Beach, Florida 33140

(Address of Principal Executive Offices)

(305) 695-2848

(Registrant’s Telephone Number, including Area Code)

Nancy Z. Markovitch, Zuckerman Management Associates, Inc.

801 41st Street, Suite 210, Miami Beach, Florida 33140

(Name and Address of Agent for Service of Process)

With Copies to:

 Ethan W. Johnson

Morgan, Lewis & Bockius LLP

5300 Wachovia Financial Center

200 South Biscayne Boulevard

Miami, Florida 33131-2339

It is proposed that this filing will become effective (check appropriate box):

_X_ immediately upon filing pursuant to paragraph (b) of rule 485

____on (date) pursuant to paragraph (b)(1)(v) of rule 485

____60 days after filing pursuant to paragraph (a)(1) of rule 485

____on (date) pursuant to paragraph (a)(1) of rule 485

       75 days after filing pursuant to paragraph (a)(2) of rule 485

____on (date) pursuant to paragraph (a)(2) of rule 485

.

THE PRAIRIE FUND

__________________

PROSPECTUS

__________________

THE PRAIRIE FUND IS A NO-LOAD MUTUAL FUND

ADVISED BY ZUCKERMAN MANAGEMENT ASSOCIATES, INC.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 2007

TABLE OF CONTENTS

INVESTMENT OBJECTIVE

1

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

1

PRINCIPAL RISKS

1

PERFORMANCE INFORMATION

3

FUND FEES AND EXPENSES

5

FUND MANAGEMENT

6

PURCHASING AND REDEEMING SHARES

6

TAXES AND DISTRIBUTIONS

12

FINANCIAL HIGHLIGHTS

13

ADDRESSES

14

HOW TO OBTAIN MORE INFORMATION

15

THE PRAIRIE FUND

INVESTMENT OBJECTIVE

The Prairie Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund invests primarily in common stock listed on U.S. national securities exchanges or traded in U.S. over-the-counter markets that Zuckerman Management Associates, Inc. (the “Investment Adviser”) believes will present attractive long-term investment opportunities.  The Investment Adviser buys and holds common stock of “quality” U.S. companies for long-term investment.  In this context, “quality” refers to a company with demonstrated earning power, sound finances, solid competitive position in its sector, and capable executive leadership. The Investment Adviser does not trade for quick profits and no effort is made to forecast the market or time the Fund’s investments.  Ordinarily the Fund will be fully invested and is not limited to any particular capitalization size.  The Investment Adviser generally will sell positions when there are negative long-term developments in the fundamental outlook of a company, such as a decrease in its growth rate or profitability.

The Investment Adviser believes that value exists in businesses, not the stock market. Consequently, a thorough fundamental analysis of the underlying intrinsic value of companies, which includes analyzing their revenues, earnings, return on equity, profit margins, and overall economy and industry conditions, is the essential element of the Investment Adviser’s approach to determining a company’s underlying value and potential for future growth.  The Investment Adviser relies upon publicly available economic and industry data and corporate financial data such as annual reports, regulatory reports, and quarterly reports, along with other sources and publications, as the basis for its analysis.  The Investment Adviser seeks to capitalize on the values that accumulate in such enterprises over long periods.  Quality companies that have fallen from investor favor are often of interest because the price of their shares may fail to reflect the business’s intrinsic value.  In such cases the Investment Adviser seeks to determine whether the seemingly low price reflects temporary problems or a serious impairment of economic value.  Investments are made only when it is believed that a company’s long-term outlook is sound and the shares are fairly priced or undervalued.

Investor Suitability

The Fund is intended for long-term investors.  Investors in search of unrealistically high returns, quick profits, income distributions, or to whom quarterly performance is important, should not invest in the Fund.

PRINCIPAL RISKS

There is no guarantee that the Fund will meet its investment objective.  It is possible for an investor to lose money on an investment in the Fund.

Market Risk.  Since it purchases common stock of companies, the Fund is subject to the risks that stock prices both individually and market-wide will fall over short or extended periods of time and that prices of the Fund’s shares may fluctuate day-to-day. Historically, the stock markets have moved in cycles.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The stock prices of these companies may suffer a decline in response.  These factors contribute to price volatility.  Therefore, investors must accept the fact that although the stocks of good companies generally will rise over long periods, they can trade at virtually any price in the short run.  In addition, the Fund’s share price, yield and return may vary.

Management Risk.  Investors in the Fund face the risk that the Investment Adviser’s investment analysis and business judgment may prove faulty.  The Investment Adviser’s investment strategy focuses largely on analyzing the fundamental business capabilities and performance of a relatively small number of public companies rather than on the performance of the stock markets as a whole.  If the Investment Adviser’s analysis of these fundamental issues proves to be incorrect with respect to a number of the Fund’s large holdings, the Fund’s performance will suffer and shareholders may incur losses even though the stock markets and many other funds are rising.

Redemption Risk.  A substantial redemption request by a major shareholder of the Fund or multiple redemptions by the Fund’s beneficial owners of 5% or more of the shares of the Fund within a short period of time could require the Investment Adviser to liquidate positions more rapidly than would otherwise be desirable, which could adversely affect the net asset value of the shares.  This resulting reduction in net asset value could make it more difficult to generate a positive rate of return or to recoup losses.  Additionally, such substantial redemptions may increase the share of the Fund’s fees and expenses payable by the remaining shareholders.

Capital Gain Risk.  Consistent with the Fund’s buy and hold investment strategy, the Fund is composed of securities which have a low tax basis.  Investors should note that the Fund may over time sell such securities either pursuant to the effectuation of the Investment Adviser’s investment strategies or in order to meet investor redemptions, and that the sale of these securities may result in capital gain income to investors owning shares when such capital gains are distributed.

Non-diversification Risk.  The Fund is “non-diversified,” which means that it invests its assets in a smaller number of issuers than many other funds.  Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

Holiday Risk.  The Fund’s Investment Adviser does not trade on the principal Jewish holidays of Rosh Hashanah, Yom Kippur, Succoth, Passover and Shavuoth.  Trading may nevertheless continue on the securities exchanges. Investors in the Fund face the risk that the Fund may not fully realize investment opportunities which arise on these holidays or may not protect the existing investments against loss resulting from market downturns on these holidays.

Temporary Defensive Investments.  When the Fund’s Investment Adviser believes that changes in economic, financial or political conditions warrant, the Fund may invest without limitation in money market or fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information (“SAI”).  If the Investment Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Fund’s performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  As with all mutual funds, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

This bar chart shows changes in the total returns for the performance of the Fund from year to year.

 During the calendar years shown in the bar chart above, the highest return for a calendar quarter was 22.38% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was (30.16)% (quarter ended March 31, 2001).

In the bar chart above, the period from January 1, 2000 until August 6, 2000 represents the performance of Prairie Fund, Inc., a Florida corporation that was not registered with the Securities Exchange Commission (the “SEC”), nor did it publicly offer its securities, but had substantially the same investment objectives, policies and philosophies and was subject to substantially similar fees and expenses (the “Predecessor Fund”).  The Fund succeeded to the assets of the Predecessor Fund on August 6, 2000, the date of the Fund’s registration with the SEC, but has not publicly offered its shares until the present time.  The Predecessor Fund was not an SEC registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund.  If it had been, the Predecessor Fund’s performance might have been lower.

Average Annual Total Return

The performance table below compares the Fund’s average annual total returns for the year ended December 31, 2006, and since the inception of the Fund, to those of the S&P 500 Composite Stock Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who held their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS – Before and After Taxes (For the periods ended December 31, 2006)
	1 year	5 years	Since Inception (8/6/2000)
Fund Returns Before Taxes	10.69%	(1.51)%	(6.44)%
Fund Returns After Taxes on Distributions	10.10%	(2.09)%	(6.87)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	7.73%	(1.39)%	(5.89)%
S&P 500 Composite Stock Price Index*	13.62%	4.32%	(0.48)%
*

The S&P 500 Composite Stock Price Index (the “Index”) is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading industries within the U.S. economy.  Stocks in the Index are chosen for market size (large cap), liquidity, and industry group representation.  The return of the Index assumes reinvestment of all dividends and other distributions but not the deduction of fees, expenses or taxes.

As noted above, the Fund succeeded to the assets of the Predecessor Fund on August 6, 2000.  Beginning January 1, 2000 through December 31, 2006, the combined total cumulative return for the Predecessor Fund and the Fund was (3.91)% before taxes, (4.32)% after taxes on distributions made by the Fund to shareholders, and (3.34)% after taxes on distributions and sale of Fund shares.  This figure is net of all fees and expenses, including investment advisory fees.  Please note that past performance is not an indication of future results and therefore this information may be of limited relevance when a person is deciding whether or not to invest in the Fund.  The Fund’s benchmark index, the S&P® 500 Index, returned (0.50)% for the period beginning January 1, 2000 through December 31, 2006.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

None*

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets as a percentage of average net assets)

Investment Advisory Fee

1.00%

Other Expenses**

4.86%

___________

Total Annual Fund Operating Expenses

5.86%

* The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

** “Other Expenses” are comprised of the expenses and fees of the Fund’s custodian, transfer agent, accounting service provider and Investment Company Institute membership as well as annual auditing, legal, filing, fidelity insurance, securities clearing, and other miscellaneous Fund expenses and fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$583	$1,735	$2,868	$5,614

1-MI/595433.2

FUND MANAGEMENT

Investment Adviser

Zuckerman Management Associates, Inc. is the Investment Adviser to the Fund.  The Investment Adviser is a Florida corporation with principal offices at 801 41st Street, Suite 210, Miami Beach, Florida 33140.  The Investment Adviser is registered as such with the SEC under the Investment Advisers Act of 1940, as amended. The Investment Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement, and subject to the supervision of the Board of Trustees, makes the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally oversees the investment management and administration of the Fund. As of December 31, 2006, the Investment Adviser had approximately $2,497,000 in assets under management.

The Investment Adviser charges an annual investment advisory fee of one percent (1.00%) per year of the Fund’s average daily net asset value.  The fee is paid monthly by the Fund at the end of each month.  The Fund will be responsible for paying any brokerage fees or commissions incurred on its behalf.  The Investment Adviser will have the right to determine which brokers and dealers the Fund will use.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

Important Note About the Investment Adviser

Dr. Matthew M. Zuckerman, President of Zuckerman Management Associates, Inc., the investment adviser to the Prairie Fund (the "Fund") and portfolio manager primarily responsible for the day-to-day management of the Fund, recently passed away unexpectedly.  Ms. Nancy Z. Markovitch, Dr. Zuckerman’s daughter, has assumed responsibility for the day-to-day management of the Fund since Dr. Zuckerman’s passing.

Ms. Markovitch is a Trustee, Treasurer and Secretary of the Fund, as well as a private investor, and has served in these capacities since 1990.  Ms. Markovitch is a Trustee for various trust funds for the benefit of her children and in this capacity has been active in the management of investments over a number of years.  Ms. Markovitch is a member of the executive board of directors of the Hillel Day School of Boca Raton (the “School”), as well as the Chairman of the School’s Building Committee and Annual Fund Raising Committee.  Ms. Markovitch also sits on the Security Committee of the Palm Beach County Jewish Federation, which focuses on safety issues surrounding the members of Federation.  She was employed from 1980 to 1988 by Eric Emmanuel Company, municipal bond investments, in New York City as a registered broker, executive secretary and office manager.  Ms. Markovitch has served as Trustee, Treasurer and Secretary of the Fund since its inception.

The Board of Trustees of the Fund is considering whether to engage a new investment adviser, liquidate the Fund or any other alternatives that may be available.  Shareholders will be promptly notified of the Board’s determination.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

PURCHASING AND REDEEMING SHARES

How to Buy Shares

Shareholders may buy shares of the Fund on a no-load basis on any Business Day. A “Business Day” means every day other than Saturdays, Sundays and other days on which the New York Stock Exchange is closed for trading.  Shareholders should complete an account application and enclosing a check payable to “The Prairie Fund.”  No interest is paid to investors on funds held by the Fund.

The minimum initial purchase is $5,000. Orders and redemptions are accepted for fractional shares. You should send your check payable to “The Prairie Fund” with a completed account application to Mutual Shareholder Services, LLC (the “Transfer Agent”) at the following address:

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Suite 400

Broadview Heights, Ohio 44147

Phone: (877) 593-8637 or (440) 922-0066

Fax: (440) 526-4446

Additional Investments

Additional purchases can be made for $1,000 or more and should be mailed to the Transfer Agent at the above address.  Please remember to include your account number on your check.

To open an account for a spouse or child you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

•

The Fund will not accept third-party checks (i.e., any checks that are not made payable to the order of the Fund or the Transfer Agent).

•

You may make fixed, periodic investments into the Fund by means of automatic money transfers from your bank checking accounts.  To establish automatic money transfers, you may contact the Transfer Agent.

How to Redeem Shares

You may redeem your shares on any Business Day either in writing via mail or facsimile, or by telephone if you elected the telephone redemption privilege on your account application. You should submit your written redemption request directly to:

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Suite 400

Broadview Heights, Ohio 44147

Phone: (877) 593-8637 or (440) 922-0066

Fax: (440) 526-4446

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request. Please remember that all redemption requests must include your name and account number.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•

To redeem your shares if your account balance falls below $1,000 and remains below this threshold for 90 days, or for any other reason set forth herein. You will receive 30 days notice to increase the value of your account through a minimum additional purchase of $1,000 before the account is closed;

•

To refuse any purchase order;

•

To refuse third-party checks for purchases of shares;

•

To change or waive the Fund’s investment minimums;

•

To suspend the right to redeem and delay redemption proceeds during times when trading on the New York Stock Exchange is restricted or halted, or otherwise as permitted by the board of trustees when, in case of an existing emergency that makes pricing impracticable, it deems suspension or delay in the best interest of shareholders;

•

To require a signature guarantee for fund redemptions sent to an address different from the address of record; and

•

To require a signature guarantee for some fund redemptions and IRA transfers.

Shareholders should be aware that purchase and redemption requests mailed to the Transfer Agent will not be processed until they are received by the Fund at the address above. You can avoid delays by faxing requests for purchases and redemptions directly to the Transfer Agent at (440) 526-4446. A subscription for purchasing shares will not be finalized until any checks submitted as payment for the subscription price have cleared the bank against which such checks have been drawn. No redemption requests for the subscribed shares will be accepted by the Transfer Agent during this period.

Pricing Fund Shares

The Fund will determine its net asset value on each Business Day.  Orders to buy or redeem shares that are received in good order prior to 4:00 P.M. Eastern Time on a Business Day will be processed at the net asset value calculated that day. Net asset value per share ("NAV") is calculated by dividing the Fund’s net assets by the number of shares outstanding at the Fund’s close of business on each Business Day.  In calculating NAV, the Fund generally values its portfolio at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

•

When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you.  This information will be verified to ensure the identity of all persons opening a mutual fund account.

•

The Fund is required by law to reject your new account application if the required identifying information is not provided.

•

In certain instances, the Fund is required to collect documents to fulfill its legal obligation.  Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.

•

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker.  If this information is unable to be obtained within within a timeframe established in the sole discretion of the Fund your application will be rejected.

•

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

The Fund reserves the right to close your account at the then-current day’s price if it is unable to verify your identity.  Attempts to verify your identity will be performed within a reasonable period of time established in the sole discretion of the Fund.  If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check.  The Fund also reserves the right to hold your proceeds until your original check clears the bank.  In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal Law.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

Market Timing Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading.  This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns.  The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Trustees.  For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control.  The Fund’s policies and procedures include:

•

Account Blocking Procedures.  If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted.  However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus.  A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts.  Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans.  The Fund seeks to apply their surveillance procedures to these omnibus account arrangements.  If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account.  If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares   For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).  The Fund will continue to monitor the turnover attributable to an intermediary’s omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

•

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity.  A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder.  To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

•

Limitations on Ability to Detect and Curtail Excessive Trading Practices.  Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices.  In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who affects purchase and/or exchange activity in Fund shares through omnibus accounts at intermediaries. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that may invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries.  The Fund and its service providers’ access to information about individual shareholder transactions made through omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

TAXES AND DISTRIBUTIONS

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below is a summary of some important tax issues that affect the Fund and its shareholders.  This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any.  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions you receive from the Fund may be taxable whether or not you reinvest them.  Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates.  Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

As may be the case with any mutual fund purchase, investors should be aware that the fair market value of the Fund’s assets may exceed the tax basis of the securities in the hands of the Fund. The Fund may over time sell such securities either pursuant to the effectuation of the Investment Adviser’s investment strategies or in order to meet investor redemptions.  Investors should note that the sale of these securities may result in capital gain income to investors owning shares when such capital gains are distributed by the Fund to its investors.

More information about taxes is in the Fund’s SAI.

1-MI/595433.2

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the years ended December 31, 2006, 2005 and 2004 has been extracted from the Fund’s financial statements which were audited by the Fund’s Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with the Fund’s financial statements and related notes, are incorporated by reference in the Fund’s Statement of Additional Information and appear in the Fund’s annual report, which is available upon request.  The information for the years prior to 2004 was audited by another independent accounting firm.

PER SHARE OPERATING PERFORMANCE (for a share of common stock outstanding throughout the period):
	1/1/06 to 12/31/06	1/1/05 to 12/31/05	1/1/04 to 12/31/04	1/1/03 to 12/31/03	1/1/02 to 12/31/02
Net asset value – beginning of period	$5.89	$6.80	$6.90	$6.04	$8.16
Investment Operations Net investment income/(loss) (a) Net gains or losses on securities (realized and unrealized)	(0.25) 0.88	(0.24) 0.00	(0.26) 0.22	(0.24) 1.14	(0.18) (1.78)
Total from investment operations	0.63	(0.24)	(0.04)	0.90	(1.96)

Distributions (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	(0.23)	(0.67)	(0.06)	(0.04)	(0.16)
Total Distributions	(0.23)	(0.67)	(0.06)	(0.04)	(0.16)

Net asset value – end of period	$6.29	$5.89	$6.80	$6.90	$6.04

Total return (b)	10.69%	(3.56)%	(0.62)%	14.90%	(23.98)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets – end of period (in 000’s)	2,497	2,410	2,488	2,503	2,302
Ratio of expenses to average net assets	5.86%	5.17%	5.38%	5.14%	3.65%
Ratio of net loss to average net assets	(4.17)%	(3.58)%	(3.74)%	(3.82)%	(2.60)%
Portfolio turnover rate	0.00%	45.15%	0.00%	8.86%	1.81%

a)

Net investment loss per share is based on average shares outstanding.

b)

Total returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

ADDRESSES

Investment Adviser

Zuckerman Management Associates, Inc.

801 41st Street, Suite 210

Miami Beach, FL 33140

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 10th Floor

Kansas City, MO 64106

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Ste 400

Broadview Heights, OH 44147

Accounting Services Provider

Mutual Shareholder Services, LLC

8000 Town Centre Dr, Ste 400

Broadview Heights, OH 44147

Legal Counsel

Morgan, Lewis & Bockius LLP

5300 Wachovia Financial Center

200 South Biscayne Boulevard

Miami, FL 33131-2339

Independent Registered Public Accountants

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH  44145-1594

HOW TO OBTAIN MORE INFORMATION

The Fund’s Statement of Additional Information (“SAI”), dated May 1, 2007, contains additional, more detailed information about the Fund.  The SAI is incorporated by reference into this Prospectus.  This means that the SAI is legally a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) which contain additional information about the Fund’s investments.  In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Transfer Agent toll-free at (877) 593-8637 or by writing to Zuckerman Management Associates, Inc., 801 41st Street, Suite 210, Miami Beach, Florida 33140 (please note that the Fund does not have a website).

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways, (1) In person:  you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information call 1-800-942-8090); (2) On-line:  you may retrieve information about the Fund on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov; (3) By mail:  you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009; or (4) By e-mail:  you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address:  publicinfo@sec.gov.  To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-09931.

THE PRAIRIE FUND

_______________________

STATEMENT OF ADDITIONAL INFORMATION

_______________________

May 1, 2007

This Statement of Additional Information (“SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectus dated May 1, 2007.  A copy of the Prospectus of the Prairie Fund (the "Fund") may be obtained by writing Zuckerman Management Associates, Inc., 801 41st Street, Suite 210, Miami Beach, Florida 33140, or by contacting Mutual Shareholder Services, LLC toll-free at (877) 593-8637.  The Fund’s most recent financial statements are incorporated by reference, and must be delivered with, this SAI.

1-MI/595549.2

TABLE OF CONTENTS

FUND HISTORY

1

INVESTMENTS

1

INVESTMENT RESTRICTIONS

2

MANAGEMENT OF THE FUND

4

INVESTMENT ADVISER AND OTHER SERVICES

9

BROKERAGE SERVICES

12

FISCAL YEAR

14

REDEMPTION OF SHARES AND DETERMINATION OF NET ASSET VALUE

14

TAXES

15

5% SHAREHOLDERS

19

1-MI/595549. 2i

FUND HISTORY

The Prairie Fund (the “Fund”) was organized on April 12, 2000 as a Delaware business trust.  The Fund registered with the U.S. Securities and Exchange Commission (the “SEC”) as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  Shares of beneficial interest of the Fund were previously sold on a private basis until May 16, 2005, when the Fund’s public registration under the Securities Act of 1933, as amended, became effective.  The Fund succeeded to the assets of Prairie Fund, Inc. (the “Predecessor Fund”), a Florida corporation, on August 6, 2000.  The Predecessor Fund commenced operations on January 1, 2000 and was managed by the same portfolio manager as is the Fund until this year and by following substantially the same objective, policies and philosophies as are currently followed by the Fund.  The Predecessor Fund, however, was not registered with the SEC nor did it offer its securities to the public.  Since the Predecessor Fund was not registered under the 1940 Act, it was not subject to the investment and operational restrictions that are imposed by the 1940 Act.  If the Predecessor Fund had been registered under the 1940 Act and publicly offered, its performance may have been adversely affected.

INVESTMENTS

Ordinarily the Fund will be fully invested in common stocks issued by U.S. companies.  However, during unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest in any of the following types of securities:

Certificates of Deposit.  The Fund may invest in certificates of deposit which are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.  Variable rate certificates of deposit have interest rates that are periodically adjusted prior to their stated maturity based upon a specified market rate.

Municipal Securities.  The Fund may invest in municipal securities which are fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes.  Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Investment Adviser to reinvest the proceeds at a lower rate of interest.

U.S. Treasury Securities.  The Fund may invest in U.S. Treasury securities of varying maturities.  There are usually no brokerage commissions paid by the Fund in connection with the purchase of these instruments.  The value of these securities can be expected to vary inversely to the changes in prevailing interest rates.

Federal National Mortgage Association (FNMA).  FNMA is a government-sponsored corporation owned entirely by private stockholders.  FNMA is regulated by the Secretary of Housing and Urban Development.  FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC).  FHLMC is a stockholder-owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors.  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

INVESTMENT RESTRICTIONS

The Fund is subject to the following restrictions which are fundamental policies and may not be changed without a vote of the majority of the outstanding voting securities of the Fund.  The Fund may not:

(1)

Borrow money in excess of 5% of the lower of cost or current value of the Fund’s total assets at the time the borrowing is made, and then may do so only from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, not for leverage.

(2)

Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the cost of the Fund’s total assets, and then only to secure borrowings permitted by Restriction 1 above.

(3)

Purchase securities on margin, except short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4)

Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open, the Fund owns an equal amount of these securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)

Purchase or sell real estate, although it may invest in securities of issuers, which deal in real estate, including securities of real estate investment trusts, and may purchase securities, which are secured by interests in real estate.

(7)

Purchase or sell commodities or commodity contracts, including future contracts.

(8)

Make loans, including lending portfolio securities, except by purchase of debt obligations or by entering into repurchase agreements.

(9)

Acquire any securities of companies within one industry, if, as a result of the acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within that one industry.

It is contrary to the Fund’s present policy, which may be changed by the Board of Trustees without shareholder approval, to borrow money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund’s present policy to:

(1)

Invest more than 10% of the Fund’s net assets in securities, which at the time of the investment are not readily marketable.

(2)

Write or purchase options, except the Fund may write options against securities it currently holds in its portfolio.

(3)

Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(4)

Make investments for the purpose of gaining control of a company’s management.

All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of the Fund, or (2) 67% or more of the voting shares of the Fund present at a meeting if more than 50% of the outstanding shareholders are present at the meeting in person or represented by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund must disclose any policy and procedures about disclosure of portfolio holdings and any ongoing arrangements to make such information available on a selective basis.  This requirement is designed to provide greater transparency of the Fund’s practices with respect to the disclosure of portfolio holdings, and reinforces the Fund’s obligation to prevent the misuse of material non-public information.

The Fund may only disclose portfolio holdings consistent with the antifraud provisions of the Federal securities laws.  Disclosing non-public portfolio holdings information to selected third parties is permissible only when the Fund has a legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  Such practices, and the policy and procedures governing such practices, must be disclosed to shareholders.

The Fund recognizes the conflict of interest that exists between the Fund’s shareholders, and those of the investment advisor or any affiliated persons of the Fund.  Therefore, except as noted below, we do not disclose portfolio holdings nor do we have any ongoing arrangements to make such information available on a selective basis.

Public Disclosures

Pursuant to applicable law, the Fund discloses its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31).  The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders and, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q.  Semi-Annual and Annual Reports are distributed to Fund shareholders.  Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Disclosure to Facilitate Fund Operations

In addition to public disclosure of portfolio holdings, the Fund may release portfolio holdings information, as necessary, to certain persons in order to facilitate the operations of the Fund.  These persons are limited to the Fund’s officers and trustees and, as necessary, to the Fund’s service providers, which include the investment adviser, custodians, financial printers, proxy voting service providers and pricing information vendors.  Depending on the nature of the services being provided, these persons may receive portfolio holdings information as frequently as daily.

Compensation Arrangements Prohibited

No party, including the Fund, its investment adviser or its affiliates or the recipient of portfolio holdings information, may pay or receive any compensation or other consideration in connection with the disclosure of the Fund’s portfolio holdings information.

Authority to Disclose Portfolio Holdings Information

Only the Fund’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information.  Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure.  Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information.

MANAGEMENT OF THE FUND

The Management of the Fund is overseen by a board of trustees (“Board of Trustees”). The Board of Trustees meets regularly to review the Fund’s activities, contractual arrangements and performance.

Members of the Board of Trustees and Officers

Set forth below are the names, dates of birth, position with the trust, length of term of office and their principal occupations during the past five years for the member of the Board of Trustees.  The mailing address of each of the Trustees and officers is c/o the Fund, 801 41st Street, Suite 210, Miami Beach, Florida 33140.

Interested Trustees

Nancy Z. Markovitch, born March 1, 1959, Trustee, Treasurer and Secretary; Private Investor since 1990.  Ms. Markovitch is a Trustee for various trust funds for the benefit of her children and in this capacity has been active in the management of investments over a number of years.  Ms. Markovitch is a member of the executive board of directors of the Hillel Day School of Boca Raton (the “School”), as well as the Chairman of the School’s Building Committee and Annual Fund Raising Committee.  Ms. Markovitch also sits on the Security Committee of the Palm Beach County Jewish Federation, which focuses on safety issues surrounding the members of Federation.  She was employed from 1980 to 1988 by Eric Emmanuel Company, municipal bond investments, in New York City as a registered broker, executive secretary and office manager.  Ms. Markovitch has been a Trustee, Treasurer and Secretary of the Fund since its inception.  Ms. Markovitch is the daughter of Matthew M. Zuckerman, a former member of the Board of Trustees.

Independent Trustees

Joseph Wiesel, born March 5, 1941, Trustee, Member of the Fund’s Audit Committee (since 2000); Financial Consultant.  Mr. Wiesel was Chief Financial Officer of Ivory International, Inc. from 1992 until he retired in Spring 2000.  He served three terms as Vice President of The Hebrew Academy and two terms as president of Beth Israel Congregation in Miami Beach.  Joseph Wiesel graduated from City College of New York in 1962.  Mr. Wiesel has been a Trustee of the Fund since its inception.

The Fund’s Declaration of Trust provides that the Fund will indemnify each of its Trustees against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Bylaws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund.

Audit Committee

The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Fund.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent auditor and whether to terminate or continue this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accountant  in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund’s Transfer Agent that are material to the Fund as a whole, if any, and management’s responses to any reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountant and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls; reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.

Joseph Wiesel currently serves as the only member of the Audit Committee. The Audit Committee meets quarterly and met four times in the most recently completed Fund fiscal year.  The Audit Committee last met on February 22, 2007.

After discussion and evaluation of the accounting environment in which the Fund operates, the Board of Trustees have determined that it is not essential that the Fund appoint an “Audit Committee Financial Expert” at the present time.  Upon review of the credentials of Mr. Wiesel, the Board has determined that Mr. Wiesel has sufficient financial expertise to address any issues that are likely to come before the Audit Committee.

Nominating Committee

Joseph Wiesel currently serves as the only member of the Nominating Committee.  The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees.  The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate.  In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees.  The Nominating Committee did not meet during the fiscal year ended December 31, 2006.

Fund Shares Owned by Board Members

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund for the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  The Trustees and officers of the Fund own less than 5% of the outstanding shares of the Fund.

Name	Dollar Range of Shares
Matthew M. Zuckerman*	$50,001-$100,000
Nancy Z. Markovitch	None
Elias M. Herschmann, MD**	$0-$50,000
Jack Levine, CPA***	$0-$50,000
Joseph Wiesel	$0-$50,000

* Mr. Zuckerman passed away on March 29, 2007.

**Dr. Herschmann retired as a Trustee on December 26, 2006.

***Mr. Levine retired as a Trustee on December 26, 2006.

Board Compensation

Interested Trustees and officers of the Fund did not receive fees or salaries from the Fund for the past fiscal year.  The Independent Trustees (currently, Joseph Wiesel) receive $1,000, paid in the form of cash and shares of the Fund, for each quarterly Board of Trustees and Audit Committee meeting attended during the course of the fiscal year.  Nancy Z. Markovitch, as an officer and stockholder of the Investment Adviser, will benefit from the investment advisory fee paid by the Fund.

Code of Ethics

The Board of Trustees of the Fund has adopted a Codes of Ethics under Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser has adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (each a “Code” and together the “Codes”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting Policies

The Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser.  The Investment Adviser will vote proxies in accordance with the Fund’s proxy policies and procedures, which are included in Appendix A to the SAI.  The Board of Trustees will periodically review the Fund’s proxy voting record.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  Form N-PX covers the most recent twelve-month period ended June 30, and is filed no later than August 31 of each year.  Form N-PX is available upon request by calling (877) 593-8637 or by writing to the Fund at 801 41st Street, Suite 210, Miami Beach, Florida 33140.  The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER AND OTHER SERVICES

The Investment Adviser

Under a written advisory contract (“Investment Advisory Agreement”) between the Fund and the Investment Adviser, subject to policies as the Trustees of the Fund may determine, the Investment Adviser, at its expense, furnishes an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.

Pursuant to the Investment Advisory Agreement and subject to the oversight of the Trustees, the Investment Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Brokerage Services,” the Fund’s portfolio transactions may be placed with brokers who furnish the Investment Adviser, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

The Investment Advisory Agreement has been approved by the Trustees of the Fund.  By its terms, the Investment Advisory Agreement had an initial term of two years and will continue in force thereafter from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement automatically terminates on assignment, and is terminable upon notice by the Fund.  In addition, the Investment Advisory Agreement may be terminated on not more than 60 days’ notice by the Investment Adviser to the Fund.

Dr. Matthew M. Zuckerman, President and controlling shareholder of the Investment Adviser, passed away recently.  His death triggered an assignment of the Investment Advisory Agreement under applicable law.  The Trustees are considering whether to engage a new investment adviser, liquidate the Fund or any other alternatives that may be available.  Shareholders will be promptly notified of the Board’s determination.

The Investment Adviser charges an annual investment advisory fee of one percent per annum of the Fund’s average daily net asset value paid monthly.

The Fund pays, in addition to the investment advisory and the other fees and expenses described above, all other expenses not borne by the Investment Adviser, including, without limitation, expenses of the Trustees, interest charges, taxes, securities brokerage commissions, securities clearing fees, auditing and legal expenses, the costs of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectus, proxy statements and proxies to existing shareholders, and fidelity insurance premiums. The Fund is also responsible for any non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to the litigation.

For the last three fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the following in investment advisory fees to the Investment Adviser:

Investment Advisory Fees	2004	2005	2006
Fees Paid	$25,105	$24,138	$23,404

For the last three fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the following “other fees and expenses,” which included the fees of the Fund’s custodian, transfer agent, accounting services provider and Investment Company Institute membership as well as the Fund’s annual auditing, legal, filing, fidelity insurance, securities clearing, and other miscellaneous expenses and fees of the Fund.

Other Fees and Expenses	2004	2005	2006
Fees Paid	$109,475	$100,257	$113,790

The Investment Advisory Agreement provides that the Investment Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Investment Adviser is a Florida corporation organized on June 14, 1999.  A majority of the outstanding voting shares of the Investment Adviser are owned by Matthew M. Zuckerman. As of December 31, 2006, the Investment Adviser had approximately $2,497,000 in assets under management.

Portfolio Manager

This section includes information about the Fund’s portfolio manager, Nancy Z. Markovitch, including information about other accounts she manages, the dollar range of Fund shares he owns and how she is compensated.

Other Accounts Managed by Portfolio Manager.  In addition to the Fund, Nancy Z. Markovitch is responsible for the day-to-day management of certain other accounts, as follows:

Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
0	$0	0	$0	3	$2,497,000

1 Information provided is as of December 31, 2006.

Conflicts of Interest. Nancy Z. Markovitch's management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include his knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Investment Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. Nancy Z. Markovitch currently does not receive a salary or bonus as compensation from the Investment Adviser for her management of the Fund.

Fund Shares Owned by Matthew M. Zuckerman. The following table shows the dollar amount range of Mr. Zuckerman's “beneficial ownership” of shares of the Fund as of December 31, 2006. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Dollar Range of Fund Shares
$50,001-$100,000

The Transfer Agent and Accounting Services Provider

The Transfer Agent and Accounting Services Provider of the Fund is Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 (the “Transfer Agent”).  The Fund and the Transfer Agent have entered into an Accounting Services Agreement and a Transfer Agent Agreement.  Under the Accounting Services Agreement, the Transfer Agent provides the Fund with administrative services, including record keeping, regulatory reporting and providing any necessary office space, equipment, personnel and facilities.  Under the Transfer Agent Agreement, the Transfer Agent handles the Fund’s issuance of shares, dividend disbursing and redemption.  For these services, the Transfer Agent is entitled to a fee of $1,000 per month, plus reimbursement for any out-of-pocket expenses.

The Custodian

UMB Bank, N.A., 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106 (the “Custodian”) acts as custodian for the Fund.  The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Independent Registered Public Accountants

Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145-1594 acts as the independent registered public accounting firm for the Fund.

Legal Counsel

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

BROKERAGE SERVICES

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Commissions vary among different brokers. Also, a particular broker may charge different commissions according to certain factors as the difficulty and size of the transaction.  There is generally no stated commission in the case of securities traded in the over-the-counter markets but the price paid by the Fund usually includes a dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When the Investment Adviser places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that the transactions will be effected through a number of brokers and dealers. In so doing, the Investment Adviser intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Investment Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

Section 28(e) of the 1934 Act permits the Investment Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.  In addition to agency transactions, the Investment Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.  Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  Information so received by the Investment Adviser will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement.  Any advisory or other fees paid to the Investment Adviser are not reduced as a result of the receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

For the last three fiscal years ended December 31, 2004, 2005 and 2006, the following total brokerage commissions, fees and expenses were paid:

Brokerage Fees	2004	2005	2006
Fees Paid	$68	$1,560	$260.00

FISCAL YEAR

The Fund’s fiscal year ends on December 31 of each year.

REDEMPTION OF SHARES AND DETERMINATION OF NET ASSET VALUE

How to Redeem Shares

The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption “How to Redeem.” Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received.  The proceeds of redemption may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. See “Taxes,” below. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected. Mutual Shareholder Services LLC serves as Transfer Agent for the Fund.

The Fund may suspend the right of redemption and delay redemption proceeds during times when trading on the New York Stock Exchange (“NYSE”) is restricted or halted, or otherwise as permitted by the Board of Trustees when, in case of an existing emergency that makes pricing impracticable, it deems suspension or delay in the best interest of shareholders.

It is currently the Fund’s policy usually to pay all redemptions in cash. The Board of Trustees retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any securities so received in payment of redemptions.  In addition, the Fund may recognize gain or loss on in-kind distributions.

The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder’s account in the Fund falls below a specified level, currently set at $5,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder’s account in excess of an amount set from time to time by the Trustees. No limit is presently in effect, but a limit could be established at any time and could be applicable to existing as well as future shareholders.

How Net Asset Value is Determined

The net asset value per share of the Fund is determined once on each day on which the NYSE is open, at the Fund’s close of business.  The Fund expects that the days, other than weekend days, that the NYSE will not be open are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, and in the case of certain securities traded over-the-counter, the last reported bid price.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees.  Valuations and procedures are reviewed periodically by the Trustees.  The fair value of securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities. This includes any registration expenses that might be borne by the Fund in connection with a disposition.  In addition, these specific factors are also generally considered as the cost of the investment, the market value both at the time of purchase and at the time of valuation of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to securities and any available analysts’ reports regarding the issuer.

The Transfer Agent will calculate the Fund’s daily net asset value of the shares of the Fund and maintain accurate records of the valuations for the Fund.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning.  This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”)

The Fund qualifies as a RIC under Subchapter M of the Code so that it is relieved of federal income tax on that part of its income that is distributed to shareholders.  In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and also must meet several additional requirements. Generally, the investment company taxable income will equal the net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses (‘‘Distribution Requirement’’).  Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or securities or currencies; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities, other than U.S. Government securities or the securities of other RICs, of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  Generally, capital gain net income equals the excess of short- and long-term capital gain over short- and long-term capital loss.  The Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that this tax will be completely eliminated.  The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in these circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions, including capital gain distributions, generally will be taxable as ordinary income dividends to its shareholders.  In this case, the dividends received deduction will generally be available for eligible corporate shareholders and the lower tax rates available to individual shareholders on qualified dividend income would apply, both subject to certain limitations.  The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders.

In the case of corporate shareholders, Fund distributions, other than capital gains distributions, generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year.  Generally, and subject to certain limitations, including certain holding period limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.  All dividends, including the deducted portion, must be included in your alternative minimum taxable income calculation.

Fund distributions are eligible for the reduced maximum rate to individuals of 15%, with 5% for individuals in lower tax brackets, to the extent that the Fund receives qualified dividend income on the securities it holds.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.  An example would be foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States.  A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to the dividend, and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (ii) whether pursuant to a short sale of otherwise, the shareholder is under an obligation to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat the dividend as investment income under section 163(d)(4)(B) of the Code.  Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008.  Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.  Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

As may be the case with any mutual fund purchase, investors should be aware that the fair market value of the Fund’s investments may exceed the tax basis of the securities in the hands of the Fund. The Fund may over time sell such securities either pursuant to the effectuation of the Investment Adviser’s investment strategies or in order to meet investor redemptions.  Investors should note that the sale of these securities may result in capital gain income to investors owning shares when such capital gains are distributed by the Fund to its investors.  Investors are directed to the footnotes to the Fund’s audited financial statements for further information regarding the book/tax differences with respect to the Fund’s investments.

Sales, Redemptions, Exchanges

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.  However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and the shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.  In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases, or enters into a contract or option to repurchase, shares within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares.  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.  For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

The Fund may invest in complex securities.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding, or (4) has failed to certify to the Fund that they are a U.S. person (including a resident alien).

State Taxes

Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.  Shareholders should consult their own tax advisers regarding the consequences of federal, state and local taxes affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund.  Investment in GNMA or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for this tax-free treatment.  The rules on exclusion of this income are generally different for corporate shareholders.

5% SHAREHOLDERS

As of April 26, 2006, the following persons were the only persons who were record owners, or to the knowledge of the Fund, beneficial owners, of 5% or more of the shares of the Fund.

Name	Address	Number of Shares	Percentage of Ownership
Jennifer Sandel Trust	3456 Prairie Avenue Miami Beach, Florida 33140	32,669.080	7.98%
David Sandel Trust	3456 Prairie Avenue Miami Beach, Florida 33140	51,653.691	12.62%
Jeremy Sandel Trust	3456 Prairie Avenue Miami Beach, Florida 33140	64,999.445	15.88%
Elana Nussbaum Trust	3456 Prairie Avenue Miami Beach, Florida 33140	48,820.141	11.93%
Moshe Nussbaum Trust	3456 Prairie Avenue Miami Beach, Florida 33140	50,490.460	12.33%
Tamar Nussbaum Trust	3456 Prairie Avenue Miami Beach, Florida 33140	50,859.589	12.42%

1-MI/595549. 2#

Appendix A

ZUCKERMAN MANAGEMENT ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES

Purpose and Responsibility

This policy sets forth Adviser’s guidelines regarding the voting of proxies on behalf of our clients, when the Firm manages client assets directly.

As fiduciaries, it is our responsibility to vote proxies related to securities in our clients’ investment portfolios in a prudent manner.  For ERISA clients, it is our responsibility to vote proxies in the best interest of the pension plan participants and beneficiaries.  We consider the voting of proxies a part of the investment decision making process, which has the potential to affect the economic value of a security both in the short run and in the long run.  Unless a client specifically reserves the right to vote its own proxies, we will vote all proxies that we receive on a timely basis as part of our discretionary authority.  ERISA clients that wish to vote their own proxies must specifically reserve the right to do so in their plan or trust documents.  Only under this condition are we relieved of our fiduciary responsibility to vote proxies.  If an ERISA client does not reserve the right to vote proxies, we cannot accept direction from that client or any other party regarding the voting of proxies.  Any direction will not relieve us of our fiduciary liability.  We are responsible for instituting proper guidelines and procedures for the voting of proxies and for properly documenting all proxy votes.  Proxy voting reports are available at our clients’ request.

Procedures

The Chief Executive Officer and the Head Trader are responsible for voting proxies, maintaining records of these votes, and ongoing review of our voting guidelines.  They also are responsible for ensuring that proxies are voted consistently across all client accounts.  They evaluate each new proxy that we receive.  Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration.

Guidelines

Routine Business

In general, we vote with management on most routine business matters.  Specific issues are discussed below:

1)

Election of Directors and Appointment of Accountants - We vote with management, believing in general that management is in the best position to evaluate the individual merits of potential directors and accountants.

2)

Blank Check Preferred (Authorization of additional common or preferred stock) – We vote for management on these proposals, unless its clear intent is to thwart a takeover.  We believe that it is in the best interest of shareholders to provide maximum flexibility to management in financing and acquisitions.

3)

Stock Option Plans – We vote for these proposals except when they are excessive, either in terms of the size of the plan relative to the total outstanding shares of the stock, the ability to set an exercise price of the options that is substantially below the stock’s fair market value, or the aggregate compensation arrangements of the issuer.

Social and Political Issues

In general, we vote against these proposals unless we believe that they would produce a positive economic benefit.  We believe that the prudent person rule and our ERISA mandate restrict us from making investment decisions on the basis of social or political criteria except to choose between investments of equal risk and return.  These types of issues include, but are not limited to animal testing, environmental and nuclear issues, and employment benefits for unmarried partners.

Corporate Governance

We vote against management on corporate governance issues when we believe that there may be a conflict between the interests of management and shareholders.  Specific issues are discussed below:

1)

Confidential Voting – We vote for these proposals.  While the SEC has extensive oversight of the proxy voting process, we believe that the potential for coercion still exists, especially in the relationship between the institutional investment community and the corporate clients that it serves.  We do not believe that confidential voting inhibits communication between shareholders and issuers any more than it does in the political arena.

2)

Opting out of State Anti-Takeover Statutes – We vote for proposals that enable a company to opt out of state anti-takeover statutes.  We believe enough evidence exists to suggest that these statutes have a negative effect on share value.

3)

Classified Board – We vote against proposals to provide for classified boards of directors, including those proposals that provide for staggered terms and the removal of directors only for “cause.”  While these proposals can promote continuity of mission among directors, they also can make the board as a whole less accountable to the shareholders for whom they have a fiduciary obligation to serve.  We believe that a board must remain accountable and that adoption of these proposals inhibits shareholder activism.

4)

Cumulative Voting – We vote for proposals on the cumulative voting of proxies as a way for smaller shareholders to gain adequate representation on the Board.

5)

Director Liability/Indemnification – We vote for proposals that limit director liability.  Given the increasing amount of shareholder litigation and the rising cost of directors’ liability insurance, it is becoming increasingly difficult to attract and retain capable directors.  These proposals will contribute to a corporation’s ability to attract capable directors, which should enhance the stability of management and, other things being equal, improve share value.  We vote against excessive limitation proposals such as proposals to ratify all past acts of directors and officers.

6)

Anti-Greenmail – We vote for proposals that prohibit a company from purchasing a block of its stock at an above market price from a shareholder who owns a specified percentage of the company.  We believe these proposals provide for fair treatment of shareholders and prohibit the potentially diluting effect of an above-market-price buyback.

7)

Dual Classes of Stock – We vote against proposals that provide for the issuance of a new class of stock where the new class will have materially different voting rights (regardless of whether they also provide for lower dividend rights) than the existing class.  We believe that this tends, over time, to consolidate voting power in the hands of relatively few shareholders (usually insiders) that is disproportionate to their percentage ownership of the company.

8)

Shareholder Rights Plans – We vote against shareholder rights plans because these plans tend to discourage bona fide tender offers.  Tender offers are a way for an issuer’s current shareholders to maximize share value (depending on the offer’s terms), and therefore these offers should not be discouraged.

9)

Super Majority Vote – We vote against proposals to require greater than a majority vote of the shares issued and outstanding for corporate charter and by-law amendments, such as those related to terms of office, election or removal of directors, authority to convene shareholder meetings, etc.  We believe that these proposals tend to inhibit the corporate democratic process.  A simple majority, in most cases, should be sufficient to empower various changes to corporate structure.

10)

Fair Price Amendments – In general, we vote for fair price amendments whose stated objective is to ensure fair treatment for all shareholders in a merger or other business combination.  We vote against these amendments when we believe that they are only a disguised attempt to thwart potential takeover bids.

PART C:  OTHER INFORMATION

Item 23.

Exhibits:

(a)(1)

Certificate of Trust of The Prairie Fund (the “Registrant”), dated April 11, 2000, as originally filed with the Registrant’s initial Registration Statement under the Investment Company Act of 1940 on Form N-1A, as filed on May 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, as filed with the SEC on July 24, 2000.

(a)(2)

Declaration of Trust of the Registrant, dated April 12, 2000, as originally filed with the Registrant’s initial Registration Statement under the Investment Company Act of 1940 on Form N-1A, as filed on May 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, as filed with the SEC on July 24, 2000.

(b)

By-Laws of the Registrant are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A as filed with the SEC on July 24, 2000.

(c)

Not Applicable.

(d)

Investment Advisory Agreement, dated May 26, 2000, between the Registrant and Zuckerman Management Associates, Inc., is incorporated herein by reference to Exhibit (d) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A as filed with the SEC on July 24, 2000.

(e)

Not Applicable.

(f)

Not Applicable.

(g)

Custody Agreement, dated May 26, 2000, between the Registrant and UMB Bank, N.A., is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A as filed with the SEC on July 24, 2000.

(h)(1)

Accounting Services Agreement, dated May 26, 2000, between the Registrant and Mutual Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A as filed with the SEC on July 24, 2000.

(h)(2)

Transfer Agent Agreement, dated May 26, 2000, between the Registrant and Mutual Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A as filed with the SEC on July 24, 2000.

(i)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) of the Registrant’s Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 1 and Registration Statement under the Investment Company Act of 1940 Post-Effective Amendment No. 8 on Form N-1A, is filed herewith.

(j)

Consent of Independent Registered Public Accountants, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), is filed herewith.

(k)

Not Applicable.

(l)

Not Applicable.

(m)

Not Applicable.

(n)

Not Applicable.

(o)

Not Applicable.

(p)(1)

Amended and Restated Code of Ethics as of January 2001, are incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement under the Investment Company Act of 1940 on Form N-1A as filed with the SEC on April 30, 2002.

(p)(2)

Amended and Restated Code of Ethics for Zuckerman Management Associates, Inc. as of January 3, 2003, is incorporated herein by reference to Exhibit (p)(2) of the Registrant’s Registration Statement under the Securities Act of 1933 and Registration Statement under the Investment Company Act of 1940 Amendment No. 5 on Form N-1A as filed with the SEC on April 30, 2004.

Item 24.

Persons Controlled by or under Common Control with the Fund:

Not Applicable.

Item 25.

Indemnification:

The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust dated as of April 12, 2000 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. This indemnification, however, is subject to the limitations imposed by the Investment Company Act of 1940, as amended.  The Declaration of Trust of the Registrant provides that officers and trustees of the Fund shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Fund or as an officer or trustee of another entity at the request of the entity.  This indemnification is subject to the following conditions:

(a)

no trustee or officer of the Fund is indemnified against any liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b)

officers and trustees of the Fund are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Fund; and

(c)

expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by the advance undertake to repay the expenses unless it subsequently is determined that certain persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

Item 26.

Business and other Connections of the Investment Adviser:

The Investment Adviser provides advisory services to the Registrant

Nancy Z. Markovitch, the Secretary and Treasurer of the Investment Adviser, is a member of the executive board of directors of the Hillel Day School of Boca Raton (the “School”), as well as the Chairman of the School’s Building Committee and Annual Fund Raising Committee.  Ms. Markovitch is also a member of the Security Committee for the Palm Beach County Jewish Federation, which focuses on the safety issues surrounding the members of the Federation.

Item 27.

Principal Underwriters:

Not Applicable.

Item 28.

Location of Accounts and Records:

Accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, are maintained as follows:

UMB Bank, N.A.

928 Grand Boulevard, 10th Floor

Attn: Bonnie Johnson

Kansas City, MO 64106

(records relating to its function as Custodian)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(records relating to its function as Transfer Agent)

Zuckerman Management Associates, Inc.

801 41st Street, Suite 210

Miami Beach, FL 33140

(records relating to its function as Investment Adviser)

Item 29.

Management Services:

Not Applicable.

Item 30.

Undertakings:

None.

1-MI/595549.2

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 2 under the Securities Act and Amendment No. 9 to Registration Statement No. 811-09931 to be signed on its behalf by the undersigned, duly authorized, in the City of Miami, and State of Florida on the 1st day of May, 2007.

THE PRAIRIE FUND

By: /s/

Nancy Z. Markovitch

Name:

Nancy Z. Markovitch

Title:

Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

/s/ Joseph Wiesel

Trustee

May 1, 2007

Joseph Wiesel

/s/ Nancy Markovitch

Trustee, Treasurer and

May 1, 2007

Nancy Z. Markovitch

Secretary

1-MI/595549.2

EXHIBIT INDEX

Name	Exhibit	Page #
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP	(i)	EX-99.I
Consent of Independent Registered Public Accountants, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.),	(j)	EX-99.J

1-MI/595549.2